UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 8, 2005 Date of Report (Date of earliest event reported)

SPORT CHALET, INC. (Exact name of registrant as specified in its charter)

Delaware	0-20736	95-4390071
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sport Chalet Drive

La Canada, California 91011

(Address of principal executive offices)(zip code)

(818) 949-5300

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

99.1	Press release dated February 8, 2005: “Sport Chalet Reports Best Ever Quarterly Results.”

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

On February 8, 2005, the registrant issued a press release regarding its financial results for the third quarter ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filling under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2005	SPORT CHALET, INC.

By /s/ Howard K. Kaminsky
________________________________
Howard K. Kaminsky,
Executive Vice President-Finance,
Chief Financial Officer and Secretary

EXHIBIT INDEX

EXHIBIT

NUMBER	DESCRIPTION

99.1	Press Release dated February 8, 2005: “Sport Chalet Reports Best Ever Quarterly Results.”